SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                                 Form 8-K

                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported) October 24, 1996


                    GE CAPITAL MORTGAGE SERVICES, INC.
              (as Seller and Servicer under the Pooling and
           Servicing Agreement, dated as of September 1, 1995,
             providing for the issuance of REMIC Multi-Class
         Pass-Through Certificates, Series 1995-7 and under the
      Pooling and Servicing Agreement, dated as of October 1, 1995, providing for the issuance of REMIC Multi-Class
                Pass-Through Certificates, Series 1995-10)



                    GE Capital Mortgage Services, Inc.
          (Exact name of registrant as specified in its charter)

            New Jersey              33-5042          21-0627285
  ------------------------------------------------------------------
  (State or other jurisdiction    (Commission     (I.R.S. Employer
        of incorporation)         File Number)   Identification No.)



                          Three Executive Campus
                      Cherry Hill, New Jersey 08002
            (Address of Principal Executive Office) (Zip Code)



  Registrant's telephone number, including area code   (609) 661-6100
                                                       --------------



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      ITEM 5. OTHER EVENTS - SUBMISSION OF MATTERS TO A VOTE
                       OF SECURITY HOLDERS


       1. GE Capital Mortgage Services, Inc. ("GECMSI") recently completed a Consent Solicitation (the "1995-7 Consent Solicitation") of the Certificateholders of its REMIC Multi-Class Pass-Through Certificates, Series 1995-7 (the "1995-7 Certificates"). The 1995-7 Consent Solicitation was made by means of a Consent Solicitation Statement, dated March 4, 1996, which was sent to such Certificateholders. The 1995-7 Consent Solicitation sought consents to Amendment No. 1, dated as of September 24, 1996 (the "1995-7 Amendment"), to the Pooling and Servicing Agreement, dated as of September 1, 1995 (the "1995-7 Agreement"), between GECMSI and State Street Bank and Trust Company, as trustee (the "1995-7 Trustee"). The 1995-7 Amendment modifies the amounts distributable as principal to holders of certain classes of the 1995-7 Certificates commencing in October 2002. On October 24, 1996, it was determined by GECMSI and the 1995-7 Trustee that the requisite Certificateholder consents necessary to effectuate the 1995-7 Amendment had been received pursuant to the 1995-7 Agreement, and the 1995-7 Amendment was executed by GECMSI and the 1995-7 Trustee.


       2. GE Capital Mortgage Services, Inc. ("GECMSI") recently completed a Consent Solicitation (the "1995-10 Consent Solicitation") of the Certificateholders of its REMIC Multi-Class Pass-Through Certificates, Series 1995-10 (the "1995-10 Certificates"). The 1995-10 Consent Solicitation was made by means of a Consent Solicitation Statement, dated March 4, 1996, as amended April 11, 1996, which was sent to such Certificateholders. The 1995-10 Consent Solicitation sought consents to Amendment No. 1, dated as of September 24, 1996 (the "1995-10 Amendment"), to the Pooling and Servicing Agreement, dated as of October 1, 1995 (the "1995-10 Agreement"), between GECMSI and State Street Bank and Trust Company, as trustee (the "1995-10 Trustee"). The 1995-10 Amendment modifies the amounts distributable as principal to holders of certain classes of the 1995-10 Certificates commencing in November 2000. On October 24, 1996, it was determined by GECMSI and the 1995-10 Trustee that the requisite Certificateholder consents necessary to effectuate the 1995-10 Amendment had been received pursuant to the 1995-10 Agreement, and the 1995-10 Amendment was executed by GECMSI and the 1995-10 Trustee.


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                ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS



1.1   1995-7 Agreement

1.2   1995-7 Amendment

1.3   1995-10 Agreement

1.4   1995-10 Amendment







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                                SIGNATURES





           Pursuant to the requirements of the Securities
           Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   GE Capital Mortgage Services, Inc.



                                   By:     /s/ Syed W. Ali
                                      -------------------------------
                                   Name:   Syed W. Ali
                                   Title:  Vice President







Dated as of October 24, 1996



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







                                SIGNATURES





           Pursuant to the requirements of the Securities
           Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                GE Capital Mortgage Services, Inc.



                                   By:     /s/ Syed W. Ali
                                      -------------------------------
                                   Name:   Syed W. Ali
                                   Title:  Vice President






Dated as of October 24, 1996









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